UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2017

BRANDYWINE REALTY TRUST

BRANDYWINE OPERATING PARTNERSHIP, L.P.

(Exact name of registrant as specified in charter)

Maryland (Brandywine Realty Trust)	001-9106	23-2413352
Delaware (Brandywine Operating Partnership, L.P.)	000-24407	23-2862640
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

2929 Walnut Street

Suite 1700

Philadelphia, PA 19104

(Address of principal executive offices) (Zip Code)

(610) 325-5600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Brandywine Realty Trust:

Emerging growth company  ☐

Brandywine Operating Partnership, L.P.:

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

On November 9, 2017, Brandywine Realty Trust, a Maryland real estate investment trust (the “Company”), issued a press release announcing that its operating partnership, Brandywine Operating Partnership, L.P. (the “Operating Partnership”), has commenced a cash tender offer (the “Tender Offer”) for any and all of its 4.95% Guaranteed Notes due April 15, 2018 (the “2018 Notes”). The complete terms and conditions of the Tender Offer are set forth in an offer to purchase and related letter of transmittal and notice of guaranteed delivery (collectively, the “Tender Offer Documents”) that will be sent to registered holders of the 2018 Notes and be posted online at www.gbsc-usa.com/Brandywine/. The Tender Offer will expire at 5:00 p.m., New York City time, on November 16, 2017, unless extended or earlier terminated.

The consideration for each $1,000 principal amount of 2018 Notes validly tendered and accepted for purchase pursuant to the Tender Offer will be determined in the manner described in the Tender Offer Documents by reference to a specified fixed spread for the 2018 Notes plus the yield based on the bid-side price of a specified U.S. Treasury Reference Security at 2:00 p.m., New York City time, on November 16, 2017, unless extended.

Holders will also receive accrued and unpaid interest on 2018 Notes validly tendered and accepted for purchase from the last interest payment date up to, but not including, the date the Company initially makes payment for such 2018 Notes, which date is anticipated to be November 17, 2017 (the “Settlement Date”). Notes tendered by notice of guaranteed delivery and accepted for purchase will be purchased on the third business day after the Expiration Date but payment of accrued interest on such Notes will only be made to, but not including, the Settlement Date.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events

On November 9, 2017, the Operating Partnership commenced an underwritten offering (the “Offering”) of senior unsecured guaranteed notes due 2023 and senior unsecured guaranteed notes due 2028, under its preliminary prospectus supplement filed with the Securities and Exchange Commission (the “SEC”) on November 9, 2017, which supplements the base prospectus included in the Company’s shelf registration statement on Form S-3 (No. 333-216822), filed with the SEC on March 20, 2017.

The Operating Partnership intends to use the net proceeds from the Offering to fund the Tender Offer and any applicable redemption of the 2018 Notes that are not tendered in the Tender Offer. The Operating Partnership intends to use any remaining net proceeds of the Offering for general corporate purposes, which may include the repayment, repurchase or other retirement of other indebtedness.

Item 9.01.	Financial Statements and Exhibits

Exhibit	Description

99.1	Press Release of Brandywine Realty Trust dated November 9, 2017.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BRANDYWINE REALTY TRUST

By:	/s/ Thomas E. Wirth
Thomas E. Wirth
Executive Vice President and Chief Financial Officer
BRANDYWINE OPERATING PARTNERSHIP, L.P.

BY:	BRANDYWINE REALTY TRUST, ITS GENERAL PARTNER

BY:	/s/ Thomas E. Wirth
Thomas E. Wirth
Executive Vice President and Chief Financial Officer

Date: November 9, 2017